Founder & CEO Establishment Labs JUAN JOSÉ CHACÓN-QUIRÓS JANUARY 12th, 2023 41 Annual J.P. Morgan Healthcare Conference st

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The trademarks included herein are the property of Establishment Labs or their respective third party owners and are used for reference purposes only. ©2023 Establishment Labs.   Certain information contained in this presentation and statements made verbally during this presentation may relate to or be based on studies, publications, surveys and other data obtained from third-party sources and Establishment Labs’ own internal estimates and research. While Establishment Labs believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Establishment Labs believes its internal research is reliable, such research has not been verified by any independent third party.   This presentation is not an offer to sell securities of Establishment Labs and it is not soliciting offers to buy securities of Establishment Labs in any jurisdiction where the offer or sale is not permitted.   < 02 >

< 03 > ESTABLISHMENT A global medical device company dedicated to improve Women’s health and wellness. LABS OUR Putting Women First: in health and well-being, in science and technology, and in our communities. PURPOSE

Global breast implant market is approximately BREAST IMPLANT INDUSTRY MARKET CHALLENGES $2.0 - $2.2B annually Breast reconstruction represents 30% of the global market for breast implants; 60% of the current recon market is in US Breast augmentation is the #1 aesthetic surgical procedure worldwide, with over 1.6 million performed annually $1.5B $600M Lack of innovation Male-centered industry Insufficient safety Objectification of women < 04 >

HEAL DEMOCRATIZE Offer new and differentiated technologies that overcome current perceptions and behaviors in breast aesthetics Improve outcomes and expand access to breast reconstruction Offer safer and innovative options for women seeking breast aesthetics NORMALIZE GROWTH STORY Capture market share in current and future global markets Create new categories within breast aesthetics which can expand the market opportunity Capture market share and expand market opportunity < 05 >

HEALING BREAST AESTHETICS < 06 >

2004

Company founded and research started.

2010

Product Launch Launched Motiva Implants®.

Advanced SmoothSilk® / SilkSurface® design for a biocompatible visual barrier layer.

TrueMonobloc® Technology links the components of the shell and the filling gel to create a more cohesive structure.

2011

BluSeal® A patented barrier layer indicator minimizes risk of silicone gel diffusion.

2012

RFID Qid® an embebed RFID micro-transponder, provides a non-invasive reading of the electronic serial number associated with the implant.

2014

Ergonomix®: the world's first ergonomic breast implant.

2018

IPO ON NASDAQ:ESTA®
Motiva Implants® US IDE clinical trial begins.

2016-17

Launch of Motiva® MinimalScar and Motiva® Hybrid designed surgeries.

2020

10 years of post-market surveillance follow up show less than 1 % of complication rate.

2021

Key launches:
Motiva Flora®
JOY®
Ergonomix2®

Publication of landmark surface research
nature biomedical engineering.

2 million implants in market.

2022

Presented 2 Year Data from FDA IDE trial
with modular submission progressing.

Established the Women's Health Hub in Barcelona

< 07 >

PIONEERING BIOCOMPATIBLE SURFACE TECHNOLOGY

SmoothSilk® patent protected technology optimizes biocompatibility and reduces the incidence of capsular contracture.



HIGH-DURABILITY SILICONE SHELL AND IMPLANT CONSTRUCTION

TrueMonobloc® This is a proprietary technology that links the components of the shell and the filling gel to create a more cohesive structure.

The interaction between the unique features of the components maximizes its bonding properties while providing the system with more flexibility and adaptability.



PROPRIETARY SAFETY-FOCUSED TECHNOLOGIES

Qid®, an embedded RFID micro-transponder, provides a non-invasive read of the electronic serial number associated with the implant.

BluSeal® patented barrier layer indicator minimizes risk of silicone gel diffusion.



UNIQUE SILICONE FORMULATIONS AND ERGONOMIC DESIGN

Ergonomix® proprietary silicone formulations offer differentiated elastic, viscous, and cohesive properties; implants are designed to provide a natural tactile feel and movement.

< 08 >

<1 + 2,500,000 globally since Motiva Implants® commercial launch in 2010 +85 Countries +25 Inventions where Motiva Implants® have been approved (patent families) and 218 applications globally in 21 jurisdictions implants sold Less than 1% < 09 > device-related complications

POST-MARKET SURVEILLANCE

Adverse Events by Type Since 2010



Device-Related

Capsular Contracture	Double Capsule	BIA-ALCL	BIA-SCC	Rupture	Latrogenic Rupture	Technique-Dependent Complications*	Other**
0.022%	0.000%	0.000%	0.000%	0.000%	0.037%	0.003%	0.004%
N:535	N:0	N:0	N:0	N:0	N:918	N:71	N:71

<1 % device related complications

42 peer-reviewed studies, registry data from three independent registries with over 45,000 Motiva Implants® (Sweden, Australia, Netherlands), 290,000 women that have registered their implants in the Motiva® Registration app, the US IDE Study, all of them with the same trend

* The following were considered technique-dependent complications: implant malposition, implant displacement, asymmetry.
** Infection, wound dehiscense, hematoma, seroma.

Source: Establishment Labs®, Post-Market Surveillance Preliminary Results Q3 2022.

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< 11 > 3 YE A R D AT A 10 Y EA R D AT A Capsular contracture III/IV Rupture MRI Cohort (Susp/ Conf) Breast Pain Infection Implant Malposition Explantation (with/without Replacement) Reoperation Any Complication RESULTS FROM PRIMARY AUGMENTATION ONLY SIENTRA 10-YEARS ALLERGAN 10-YEARS MENTOR 10-YEARS Number of patients 1,116 455 552 Capsular contracture 12.9% 18.9% 12.1% Ruptures 8.5% 9.3% 24.2% Reoperation 24.0% 36.1% 25.5% COMPARATIVE DATA BREAST IMPLANT INDUSTRY Each of these prospective studies were conducted at multiple sites in the United States and submitted by these companies as their core study supporting approval, as that term is defined in the FDA Guidance on Breast Implants. Sientra, Mentor, and Allergan studies commenced in 2002, 2000, and 1998, respectively. Kaplan-Meier risk rates were the primary method of analysis for the above data. SIENTRA (N=1,115) 6.0% 2.5% 0.8% 0.7% 1.2% 4.6% with 1.2% w/out 12.6% 20.2% ALLERGAN (N=455) 10.7% 2.0% 8.3% <1.0% 5.4% 6.1% with 0.7% w/out 19.9% 25.3% MENTOR (N=552) 8.1% 0.5% 1.7% 1.5% 0.4% 4.9% 15.4% 36.6%

Motiva® US IDE STUDY

Motiva® KAPLAN-MEIER

2-YEAR KEY COMPLICATIONS

Primary Augmentation	2-year (N=451), 95% CI
1. Capsular Contracture (baker III/IV)	0.5%
2. Rupture, suspected or confirmed	0.3%
3. Breast Pain	0.5%
4. Infection	0.9%
5. Implant removal, with or without replacement	1.6%
6. Any reoperation*	5.7%
7. Any complication**	7.5%

*Any surgery on the breast or chest area, device or non-device related, including size change.
**Any device or non-device related event, including reoperation.
The Motiva® Core pivotal study is an ongoing US clinical trial of an investigation medical device under an FDA-approved Investigational Device Exemption.
The Motiva® device has not been approved by the Food and Drug Administration and is not commercially available in the United States.

< 12 >

< 13 > THE SCIENCE BEHIND THESE OUTCOMES 25 peer-reviewed scientific publications

SUMMARY PUBLICATION OF LANDMARK

BREAST IMPLANT SURFACE RESEARCH IN NATURE BIOMEDICAL ENGINEERING





Surface architecture is an influential parameter in controlling the host's immune reactions and fibrotic encapsulation.

The profile of SmoothSilk®/SilkSurface® is characterized by a low inflammatory cell infiltrate and anti-fibrotic gene expression.

These findings suggest that SmoothSilk®/SilkSurface® provoked the least amount of inflammation and FBR across mouse and rabbit models, and human capsules.

These results suggest that SmoothSilk®/SilkSurface® implants have improved biocompatibility and produce less pro-fibrotic inflammation compared to the other implant types evaluated.

< 14 >

BEYOND CLINICAL OUTCOMES: IMPROVED AESTHETIC OUTCOMES Concept of ergonomy Hybrid surgery Small incisions < 15 >

TOTAL GLOBAL AESTHETIC BREAST IMPLANT MARKET
~$1.5 BILLION

ESTA COMPETES IN LESS THAN 1/2 OF THE GLOBAL MARKET WITH 33% SHARE IN THOSE MARKETS AND GROWING



33% Motiva®

GLOBAL MARKET SHARES
IN TOP 14 MARKETS

ENTRY INTO REMAINING MAJOR GLOBAL MARKETS

UNITED STATES

- ~40-50% of the global aesthetic market
- Modules 1, 2 and 3 have been submitted to the FDA
- **Module 4** ready to submit. Based on collaborative discussions with the FDA, Module 4 will be submitted during Q1

CHINA

- ~10% of the global market and growing rapidly
- Among the highest ASPs globally
- Expected approval 1H 2023

< 16 >

NORMALIZING BREAST AESTHETICS < 17 >

Opportunity to create a new category that addresses unmet needs in breast aesthetics EXPANDING THE MARKET Of women are somewhat dissatisfied or think their bodies can have a better shape.1 Of consumers worldwide report they will keep trying to achieve the vision they have for their body. 76% 54% COMPENSATORY MECHANISMS PADDED BRA I PUSH UP BRA I CLOTHES Daily outfit choices that adapt to their body shape and create the perception of a fuller breast Off-label use of contraception Make-up breast contouring techniques Breast enlargement pumps Breast enhancement pills and creams Boob tape CONSUMER INSIGHTS Percentage of the Total Global Aesthetic conscious Consumers (n=14,447) who say solutions exist to address some of their body issues, who say they are concerned about unnatural results from surgical on non-surgical enhancement/treatment/procedures, and who report not being willing to give up trying to achieve the vision they have for their body. 1Source: Response to a Market Study Europe and Japan Nov 2022/937 respondents from target: Women 25-54 High Income All cups. < 18 >

Mia® brings harmony to the woman’s body with a naturally discrete proportional result so that women can get on with their busy lives* In a 15 minutes1 procedure using breakthrough minimally invasive technologies and no general anesthesia + + 1.Establishment Labs®. Data on file. CLINR-001018 *Exercise is not recommended during the recovery period and always follow doctor’s advice. < 19 >

Motiva® Channel Dissector Ergonomix2 Diamond® Implants Motiva® Inflatable Balloon Motiva Injector® Motiva® Marking Tool

Carolina - 30 years Engineer SHE GOT MARRIED 3 DAYS AFTER MIA FEMTECH™ “I decided to trust that the recovery process would be quick and it exceeded all my expectations. My Big Day Was Perfect.” < 21 >

KEY FACTS MARKET OPPORTUNITY *ResponseAl Study H2 2022. Target: Women 20-54 High Income.> N=937 surveys 11x more women would choose Mia® over other traditional breast augmentation procedures ~73% Mia® candidates are currently not considering other traditional breast augmentation procedures Mia® consumers are willing to pay 2x over other traditional breast augmentation procedures < 22 >

JAPAN MARKET SIZING The survey yields an estimate of 155,000 women with less than C cup size who would be interested in Mia®, with 85% intending to purchase within 12 months. Women 25-54 with income >¥6M Represents 4.4M women in Japan Target Market for the Mia® concept (Not implanted, Cup A/B) 2.2M I 50% Concept Appeal 490K I 22% Interested in Mia® procedure 155K I 32% Purchase intent within 12 months 133K 85% Source: Market Study Japan July 2022 / 444 respondents from the target. Mia® at >¥ 1,500,000. < 23 >

MIA FEMTECH™ PROOF OF CONCEPT Case series done in early 2022 showing reality of performing 10 patients in under 5 hours Start time End time Total time 10 cases 8:10 am 12:48 pm 4hr38min 10-Patient Average Average discharge time Average stay time per case 27 minutes 12 minutes 45 minutes Average skin-to-skin procedure time 8 minutes *Max time 10 min Colque A, Eisemann ML. Breast augmentation and augmentation-mastopexy with local anesthesia and intravenous sedation. Aesthet Surg J. 2012 Mar;32(3):303-7. doi: 10.1177/1090820X12436601. < 24 > The average time of a traditional breast augmentation procedure is 63.8 min*

2021: Global total addressable Market with Mia®

Mia® I Creates $6 Billion in Annual Addressable Market

Traditional Breast Augmentation Market	New potential Market	Combined
Breast implant augmentation procederes	Mia ® procedures	Procedures
1.6M[1]	1.9M 50% NEW consumers	2.7M
Total addressable market (Breast Aug. Implants)	Total addressable market (Mia Femtech™)	Total addressable market
$1.5B[2]	$4.8-5.7B[2]	$5.6-6.5B[2]

1. Approximately 1.62 million breast augmentations were performed worldwide in 2020, according to the International Society of Aesthetic Plastic Surgery, or ISAPS.
2. Based on a range of prices in different regiones of the world for Mia® and traditional breast augmentation.

< 25 >

DEMOCRATIZING Breast Reconstruction < 26 >

Enable women to receive a standard of care that achieves the aesthetic outcomes they aspire to after breast cancer. Aesthetics Safety AN EVOLUTION Reconstruction Aesthetic BreastRecon® < 27 >

FLORA® RAISING THE STANDARD OF CARE OUR FIRST TECHNOLOGY TO TRANSFORM BREAST RECONSTRUCTION < 28 >

Aesthetic BreastRecon® Can expand access and acceptance of breast reconstruction worldwide Approximately 1.67 million new cases are diagnosed worldwide, and over 500,000 women die of the disease each year. FDA studies show a complication rate of 30%+ in breast reconstruction procedures References:  1. Bennett KG, Qi J, Kim HM, et al: Comparison of 2-year complication rates among common techniques for postmastectomy breast reconstruction. JAMA Surg. June 20, 2018.  2. Morrow M, Li Y, Alderman AK. Access to breast reconstruction after mastectomy and patient perspectives on reconstruction decision making. JAMA Surg. 2014 Oct;149(10):1015-21. doi: 10.1001/jamasurg.2014.548. ** Source: American Society of Plastic Surgeons < 29 > In developed countries, less than 30% of women undergo reconstruction procedures. Penetration is far less in emerging markets. Less than 25% of women know their reconstructive options.**

OUR THIRD will expand our capacity by one million units per year Expected to start operations in 2023 FACILITY (Under final stage of construction) < 30 >

DELIVERING GROWTH Growing organically in our existing markets 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 $6.9 $8.6 $7.3 $11.8 $14.8 $13.7 $16.3 $16.4 $20.8 $21.7 $22.9 $24.2 $24.5 $10.5 $22.8 $26.9 $30.3 $32.0 $29.0 $35.3 $38.5 $41.2 $38.2 $ 43.3 - $44.3 1.Fourth quarter and full year 2022 revenue results provided are preliminary and unaudited. 2022 PREANNOUNCED REVENUE RANGE: $161.2M to $162.2M1 < 31 > CONSTANT REVENUE GROWTH: 31% to 32%

Targeting $500M in Annual Revenue in Fiscal 2026 Expecting an average rate of growth of 33% per year over the next 4 years, and significant growth beyond < 32 > BEYOND 2022 $500M 2026 ~$162M 2022

Thank you